News Release

September 14, 2011

All American Gold Corp Signs Definitive Agreement to Secure Interest in Iowa Canyon Property INDIANAPOLIS - All American Gold Corp (OTCBB:AAGC) is pleased to announce that, after careful consideration and review of geological information and data from previous works, the company has completed the signing of an option agreement to secure an initial 15% interest in the Iowa Canyon Property in Lander County, Nevada. In consideration for this 15% interest, the company is required to pay a total consideration of $100,000, half of this amount was paid upon signing. An additional option is available to the company to acquire another 25% interest, for a total of 40%, with a $3,000,000 payment 60 days prior to the one year anniversary of the execution of the contract.

The property is located approximately 30 miles southeast of the Cortez Hills deposit and 20 miles from the Cove-McCoy mine at the south end of the Carico Lake Valley. The property is easily accessible via paved highways, gravel roads and dirt roads. Iowa Canyon consists of 155 unpatented mining claims covering approximately 5 square miles. The company has had the opportunity over the past year to evaluate the Iowa Canyon project through a right of first refusal agreement which recently expired.

“This project is in a burgeoning area of exploration of Nevada which our company has long had interest in and we are very pleased to have been able to secure this agreement. We feel that the Iowa Canyon project represents a high-quality exploration opportunity having, as of yet, untested potential within several gold and silver bearing targets. We look forward to formulating an aggressive exploration program through the expertise of our technical team. As the property advances, we also feel that it may be of great benefit to the company to have the additional option of aggregating up to a 40% interest in Iowa Canyon.“ Brent Welke, CEO

The area has documented historic production of fluorite, turquoise and placer gold. Exploration for barite, molybdenum and disseminated gold is relatively new, occurring within the past 20 years. Recent exploration efforts have discovered multiple episodes of precious metals mineralization over a district-wide scale (nine square miles). Gold is hosted in a variety of rock types including silicified Tertiary volcanic and volcanoclastic sediments, quartz veins, quartz stockwork zones, carbon-rich Paleozoic sediments, and as jasperoid replacements of lower plate calcareous sediments. The host rocks are structurally prepared, permeable and\or adjacent to dikes and sills that acted as conduits for mineralizing fluids. Late stage mineralization in the form of gold-silver-arsenic-antimony-mercury is zoned outward from a porphyritic quartz monzonite stock of late Cretaceous age. The stock is responsible for early stage molybdenum-tungsten-fluorite+gold mineralization. Gold and molybdenum are also disseminated within possible Eocene age felsic to mafic dikes and sills associated with northeast and northwest trending faults.

Previous work conducted in the 1980’s and 90’s by Echo Bay, Hemlo Gold, North Mining, Rio Algom and Carlin Mining identified gold and silver bearing zones within upper and lower plate sediments and Tertiary tuffs and conglomerates. Lower plate rocks believed to be Hanson Creek Formation have been encountered in both outcrop and in drilling on the north, east and west portions of the project.

About All American Gold Corp.

All American Gold Corporation is a precious mineral exploration company focused on the acquisition and ongoing exploration of mineral property holdings in the United States. The company has spread its holdings across the state of Nevada, diversifying its investment while using the latest technology and geological resources to select properties in the most promising mineral zones. All American Gold Corp. intends to continue to seek out new opportunities through its experienced and proven geological team. Additional information concerning All American Gold Corp’s projects can be found on the company’s website at www.allamericangoldcorp.com

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY’S PLANS TO COMPLETE THE EXPLORATION PROGRAM OF THE IOWA CANYON PROPERTY AND THAT IT REPRESENTS A HIGH-QUALITY EXPLORATION OPORTUNITY. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY’S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NO SECURITIES REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

For more information, contact our investor relations:
Parkside Communications, Inc.
877-798-4165
investors@allamericangoldcorp.com